UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant     ☒

Filed by a Party other than the Registrant     

Check the appropriate box:

             Preliminary Proxy Statement

             Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

             Definitive Proxy Statement

☒            Definitive Additional Materials

             Soliciting Material Pursuant to § 240.14a-12

HERMAN MILLER, INC.

______________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

______________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒            No fee required.

             Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

______________________________________________________________________________

(2)           Aggregate number of securities to which transaction applies:

______________________________________________________________________________

(3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________________________________________________

(4)           Proposed maximum aggregate value of transaction:

______________________________________________________________________________

(5)           Total fee paid:

______________________________________________________________________________

             Fee paid previously with preliminary materials.

______________________________________________________________________________

             Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)           Amount previously paid:

______________________________________________________________________________

(2)           Form, Schedule or Registration Statement No.:

______________________________________________________________________________

(3)           Filing party:

______________________________________________________________________________

(4)           Date filed:

______________________________________________________________________________

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 14, 2011

(Date of earliest event reported)

HERMAN MILLER, INC.
(Exact name of registrant as specified in its charter)

Michigan (State or Other Jurisdiction of incorporation)	001-15141 (Commission File No.)	38-0837640 (IRS Employer Identification no.)

855 East Main Avenue Zeeland, Michigan (Address of Principal Executive Offices)	49464 (Zip Code)

(616) 654-3000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events

On September 14, 2011, following conversations with Institutional Shareholder Services (ISS), Herman Miller, Inc. (the "Company"), provided the following information to ISS:

Under the terms of the Company's current Long-Term Incentive Plan, as of May 28, 2011, 5,657,130 shares were available for future issuance by the Company, exclusive of shares subject to outstanding awards, and inclusive of 247,202 shares that remained available for future issuance for awards other than options.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 14, 2011	HERMAN MILLER, INC.
(Registrant)
	By:	/s/ James E. Christenson
James E. Christenson
SVP, Legal Services, and Secretary